UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2005

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road
Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

In connection with filing our Form 10-K for the fiscal year ended May 31, 2005, we re-named our reportable segments and changed the composition of some of the businesses within these segments.  In the May 31, 2005 Form 10-K, we re-stated selected annual financial information for each segment to conform to the new reportable segment format.  The purpose of this Form 8-K is to disclose sales and gross profit by segment for each quarter in fiscal years May 31, 2005, 2004 and 2003 consistent with the new format.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits

99.1         AAR CORP. selected quarterly data for fiscal years ended May 31, 2005, 2004 and 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 12, 2005

AAR CORP.

By:	/s/ TIMOTHY J. ROMENESKO
Timothy J. Romenesko
Vice President-Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	AAR CORP. selected quarterly data for fiscal years ended May 31, 2005, 2004 and 2003.